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[PRICE WATERHOUSE LLP LETTERHEAD]


                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-99586) of DataWorks Corporation of our report dated April 5, 1996 relating to the financial statements of DCD Corporation appearing on page F-21 of the DataWorks Corporation Form S-4 (No. 333-11741).


Price Waterhouse LLP
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Price Waterhouse LLP
Minneapolis, Minnesota
October 7, 1996